EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SS 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Chen Ren, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report of Trans Global Group, Inc. on Form 10-Q for the period ended March 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Trans Global Group, Inc.

Date: May 13, 2022	/s/ Chen Ren
Chen Ren
Chief Executive Officer
Chief Financial Officer
Secretary and Director

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Trans Global Group, Inc. and will be retained by Trans Global Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.